UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 24, 2020

AMARILLO BIOSCIENCES, INC.
(Exact name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4134 Business Park Drive Amarillo, Texas	79110-4225
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (806) 376-1741

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01
Entry Into A Material Definitive Agreement.

On December 24, 2020, Amarillo Biosciences, Inc., a Texas corporation (the “Company”) entered into a Securities Purchase Agreement (“Agreement”) with Ainos, Inc., a Cayman Islands corporation (“Purchaser”) and those certain principal shareholders of the Company including (i) Stephen T. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, (ii) Virginia M. Chen, individually and as Trustee of the Stephen T. Chen and Virginia M. Chen Living Trust, dated April 12, 2018, and (iii) Hung Lan Lee (collectively, “Major Shareholders”).

Pursuant to the Agreement, upon the closing of the transactions contemplated thereby (the “Closing”), the Company will acquire certain patent assets set forth on Annex A of the Patent Assignment attached to the Agreement as Exhibit E (the “Patent Assets”) by issuing 100,000,000 shares of common stock (the “Shares”) valued at $0.20 to Purchaser. The Patent Assets encompass technologies relating to development and manufacturing of point-of-care testing rapid test kit products that include diagnostics for COVID-19 (SARS CoV2 Antigen Rapid Test), pneumonia, vaginal infection and helicobacter pylori (H. pylori) bacterial infection.

The parties currently anticipate that the Shares will represent at least 51% of the issued and outstanding shares of common stock of the Company at the Closing. The Agreement provides for certain registration rights to the Purchaser regarding the Shares. Following entering the Agreement, the Company will (1) hold a special shareholder meeting to vote on, among other things: (i) the adoption of the Agreement and approval of the transactions contemplated by the Agreement; (ii) the amendment of the Company’s charter documents to (A) increase the number of authorized shares of common stock to 300,000,000 shares, (B) rename the Company to “Ainos, Inc.” or any other corporate name designated by Purchaser, and (C) decrease the number of authorized shares of preferred stock to zero; and (iii) the expansion of the number of directors on the Company’s Board of Directors (“Company Board”) and the election of directors as designated by the Purchaser (collectively, the “Company Shareholder Matters”); and (2) file with the Securities and Exchange Commission a proxy statement or information statement, which shall include the recommendation of the Company Board that the Company’s shareholders approve the Agreement and authorize the transactions contemplated thereby (the “Company Board Recommendation”).

The Closing is conditioned upon, among other things, the Company shareholders’ approval of the Company Shareholder Matters. The Agreement contains certain customary termination rights that are (i) in favor of each of the Company and Purchaser, including by mutual agreement or for uncured breach by the other party and (ii) in favor of Purchaser, including if there is a change of the Company Board Recommendation or, if the Closing has not been consummated by the end of day on the forty-fifty day after the date of the Agreement, subject to certain limitations.

The Agreement contains customary representations, warranties and covenants, including covenants obligating the Company to continue to conduct its business in the ordinary course and to cooperate in seeking regulatory approvals, as needed.

Under the Agreement, the Major Shareholders agree to, among other things, (i) vote all shares of common stock beneficially owned by the Major Shareholders in favor of the adoption of the Company Shareholder Matters, (ii) be responsible jointly and severally with the Company for the Company’s indemnification obligations provided in the Agreement and (iii) prior to the Closing, cause each of their controlled entities to enter into a joinder agreement to be bound by the terms and conditions of the Agreement as a Major Shareholder.

The foregoing description of the Agreement is not complete and is qualified in its entirety by the text of the Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference. The Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Agreement or other specific dates. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. We do not believe that these schedules contain information that is material to an investment decision.

Item 3.02
Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report is incorporated by reference into this Item 3.02. The shares of common stock of the Company to be issued in connection with the Agreement and the transactions contemplated thereby will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration provided by Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 7.01
Regulation FD Disclosure

On December 30, 2020, the Company issued a press release relating to the execution of the Agreement. A copy of the press release is furnished herewith as Exhibit 99.1.

The information furnished with this Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any other filing under the Securities Act, or the Exchange Act.

Item 9.01
Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Securities Purchase Agreement dated as of December 24, 2020*
99.1	Press Release

* The schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Company agrees to furnish supplementally a copy of any omitted schedule to the Securities and Exchange Commission upon request.

Additional Information and Where to Find It

In connection with the proposed transaction, the Company plans to file relevant materials with the Securities and Exchange Commission (the “SEC”), including a proxy statement on Schedule 14A or an information statement on Schedule 14C. Promptly after filing its definitive proxy statement or information statement with the SEC, the Company will mail the definitive proxy statement or information statement to each shareholder entitled to vote at the special meeting relating to the transaction. INVESTORS AND SHAREHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT OR INFORMATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement or information statement, the preliminary proxy statement or information statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website (www.sec.gov).

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K (this “Report”) contains (and oral communications made by us may contain) “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” “predict,” “project,” “target,” “future,” “seek,” “likely,” “strategy,” “may,” “should,” “will,” and similar references to future periods. Forward-looking statements are neither historical facts nor assurances of future performance. Instead, they are based only on our current beliefs, expectations, and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and trends, the economy, and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks, and changes in circumstances that are difficult to predict and many of which are outside of our control. Our actual results may differ materially from those indicated in the forward-looking statements. Therefore, you should not rely on any of these forward-looking statements. Important factors that could cause our actual results to differ materially from those indicated in the forward-looking statements include, among others, the following:

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the risk that one or more closing conditions to the transaction may not be satisfied or waived, on a timely basis or otherwise;
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the failure to obtain shareholder approval;
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the risk that the transaction does not close when anticipated, or at all;
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matters arising in connection with the parties’ efforts to comply with and satisfy applicable regulatory approvals and closing conditions relating to the transaction;
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there may be a material adverse change of the Company, or its business may suffer as a result of uncertainty surrounding the transaction;
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the transaction may involve unexpected costs, liabilities, or delays;
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the Company’s limited cash and history of losses;
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the Company’s ability to achieve profitability;
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heated competition and rapidly advancing technology in the Company’s industry that may outpace its technology;
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customer demand for the products and services the Company develops;
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the impact of competitive or alternative products, technologies and pricing;
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the Company’s ability to manufacture any products it develops;
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general economic conditions and events and the impact they may have on the Company and its potential customers, including but not limited to the impact of COVID-19;
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the Company’s ability to obtain adequate financing in the future;
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the impact of promulgation and implementation of regulations by the U.S. Food and Drug Administration (“FDA”) and by foreign governmental instrumentalities with functions similar to those of the FDA on the Company’s operations and technology;
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lawsuits and other claims by third parties or investigations by various regulatory agencies governing the Company’s operations;
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our success in managing the risks involved in the foregoing items.

Any forward-looking statement made by us in this Report speaks only as of the date on which such statement is made. New factors emerge from time to time and it is not possible for management to predict all such factors, nor can it assess the impact of any such factor on the business or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statement. Readers should also review the risks and uncertainties listed in our most recent Annual Report on Form 10-K and other reports we file with the U.S. Securities and Exchange Commission, including (but not limited to) Item 1A - “Risk Factors” in the Form 10-K and Management’s Discussion and Analysis of Financial Condition and Results of Operations and the risks described therein from time to time. We undertake no obligation to publicly update any forward-looking statement, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise. The forward-looking statements contained in this Report are intended to qualify for the safe harbor provisions of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Amarillo Biosciences, Inc.

Date: December 30, 2020	By:	/s/ Stephen Chen
	Name:	Stephen Chen
	Title:	Chief Executive Officer and Chief Financial Officer